EXHIBIT 10.38

                         MASTER GUARANTEE REIMBURSEMENT
                               AND LOAN AGREEMENT


             This AGREEMENT  is  entered  into  as of  the  14th   day of
        November, 1997  by and  among Thermo  Electron    Corporation  (the
        "Parent") and  those  of  its  subsidiaries  that    join  in  this
        Agreement by executing the signature page hereto (the "Majority Owned Subsidiaries").

                                   WITNESSETH:

             WHEREAS,  the          Majority  Owned   Subsidiaries
        wholly-owned subsidiaries wish to enter into various financial transactions, such as convertible or nonconvertible debt, loans, and equity offerings, and other contractual arrangements with third parties (the "Underlying Obligations") and may provide credit support to, on behalf of or for the benefit of, other subsidiaries of the Parent ("Credit Support Obligations");

             WHEREAS, the Majority Owned Subsidiaries and the Parent acknowledge that the Majority Owned Subsidiaries and their wholly-owned subsidiaries may be unable to enter into many kinds of Underlying Obligations without a guarantee of their performance thereunder from the Parent (a "Parent Guarantee") or without obtaining Credit Support Obligations from other Majority Owned Subsidiaries;

             WHEREAS, the Majority Owned Subsidiaries and their wholly-owned subsidiaries may borrow funds from the Parent, and the Parent may loan funds or provide credit to the Majority Owned Subsidiaries and their wholly-owned subsidiaries, on a short-term and unsecured basis;

             WHEREAS, certain Majority Owned Subsidiaries ("Second Tier Majority Owned Subsidiaries ") may themselves be majority owned subsidiaries of other Majority Owned Subsidiaries ("First Tier Majority Owned Subsidiaries");

             WHEREAS, for various reasons, Parent Guarantees of a Second Tier Majority Owned Subsidiary's Underlying Obligations may be demanded and given without the respective First Tier Majority Owned Subsidiary also issuing a guarantee of such Underlying Obligation;

             WHEREAS, the Parent may itself make a loan or provide other credit to a Second Tier Majority Owned Subsidiary or its
        wholly-owned   subsidiaries   under   circumstances   where   the
        applicable First Tier Majority Owned Subsidiary does not provide such credit; and
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             WHEREAS,   the Parent  is willing to consider  continuing to
        issue Parent Guarantees and providing credit, and the Majority Owned Subsidiaries are willing to consider continuing to provide Credit Support Obligations and to borrow funds, on the terms and conditions set forth below;

             NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties agree as follows:

        1. If he Parent provides a Parent Guarantee of an Underlying Obligation, and the beneficiary(ies) of the Parent Guarantee enforce the Parent Guarantee, or the Parent performs under the Parent Guarantee for any other reason, then the Majority Owned Subsidiary that is obligated, either directly or indirectly through a wholly-owned subsidiary, under such Underlying Obligation shall indemnify and save harmless the
             Parent  from  any   liability,  cost,   expense  or   damage
             (including  reasonable  attorneys'  fees)  suffered  by  the
             Parent as  a  result  of  the  Parent  Guarantee.    If  the
             Underlying Obligation is issued by a Second Tier Majority Owned Subsidiary or a wholly-owned subsidiary thereof, and such Second Tier Majority Owned Subsidiary is unable to fully indemnify the Parent (because of the poor financial condition of such Second Tier Majority Owned Subsidiary, or for any other reason), then the First Tier Majority Owned Subsidiary that owns the majority of the stock of such Second Tier Majority Owned Subsidiary shall indemnify and save harmless the Parent from any remaining liability, cost, expense or damage (including reasonable attorneys' fees) suffered by the Parent as a result of the Parent Guarantee. If a Majority Owned Subsidiary or a wholly-owned subsidiary
             thereof  provides  a  Credit  Support  Obligation  for   any
             subsidiary of the Parent, other than a subsidiary of such Majority Owned Subsidiary, and the beneficiary(ies) of the
             Credit  Support  Obligation   enforce  the  Credit   Support
             Obligation,  or  the  Majority   Owned  Subsidiary   or  its
             wholly-owned subsidiary performs   under the Credit  Support
             Obligation for any other reason, then the Parent shall indemnify and save harmless the Majority Owned Subsidiary or
             its  wholly-owned  subsidiary,   as  applicable,  from   any
             liability, cost, expense or damage (including reasonable attorneys' fees) suffered by the Majority Owned Subsidiary or its wholly-owned subsidiary, as applicable, as a result
             of the  Credit Support  Obligation.   Without  limiting  the
             foregoing, Credit Support Obligations include the deposit of funds by a Majority Owned Subsidiary or a wholly-owned subsidiary thereof in a credit arrangement with a banking facility whereby such funds are available to the banking facility as collateral for overdraft obligations of other Majority Owned Subsidiaries or their subsidiaries also participating in the credit arrangement with such banking facility.
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        2.   For purposes of this  Agreement, the term "guarantee"  shall include not only a formal guarantee of an obligation, but also any other arrangement where the Parent is liable for
             the obligations  of  a  Majority  Owned  Subsidiary   or its
             wholly-owned subsidiarie s.  Such other arrangements include
             (a) representations, warranties and/or covenants or other obligations joined in by the Parent, whether on a joint or joint and several basis, for the benefit of the Majority
             Owned Subsidiary or its wholly-owned subsidiarie   s and (b)
             responsibility of the Parent by operation of law for the acts and omissions of the Majority Owned Subsidiary or its wholly-owned subsidiaries, including controlling person liability under securities and other laws.

        3. Promptly after the Parent receives notice that a beneficiary of a Parent Guarantee is seeking to enforce such Parent Guarantee, the Parent shall notify the Majority Owned
             Subsidiary(s)  obligated,  either  directly  or   indirectly
             through  a  wholly-owned  subsidiary,  under  the   relevant
             Underlying Obligation. Such Majority Owned Subsidiary(s) or wholly-owned subsidiary thereof, as applicable, shall have the right, at its own expense, to contest the claim of such beneficiary. If a Majority Owned Subsidiary or wholly-owned subsidiary thereof, as applicable, is contesting the claim of such beneficiary, the Parent will not perform under the relevant Parent Guarantee unless and until, in the Parent's reasonable judgment, the Parent is obligated under the terms
             of such  Parent  Guarantee  to  perform.    Subject  to  the
             foregoing, any dispute between  a Majority Owned  Subsidiary
             or wholly-owned  subsidiary thereof,  as applicable,   and  a
             beneficiary of a Parent Guarantee shall not affect such Majority Owned Subsidiary's obligation to promptly indemnify
             the Parent  hereunder.    Promptly after  a  Majority  Owned
             Subsidiary or   wholly-owned   subsidiary   thereof,   as
             applicable, receives notice that a beneficiary of a Credit Support Obligation is seeking to enforce such Credit Support Obligation, the Majority Owned Subsidiary shall notify the
             Parent.   The  Parent  shall  have the  right,  at  its  own
             expense, to contest the claim of such beneficiary . If the Parent or the subsidiary of the Parent on whose behalf the Credit Support Obligation is given is contesting the claim of such beneficiary, the Majority Owned Subsidiary or wholly-owned subsidiary thereof, as applicable, will not perform under the relevant Credit Support Obligation unless and until, in the Majority Owned Subsidiary's reasonable
             judgment, the  Majority  Owned  Subsidiary   or wholly-owned
             subsidiary thereof, as  applicable,   is obligated under the
             terms of such Credit Support Obligation to perform. Subject to the foregoing, any dispute between the Parent or the subsidiary of the Parent on whose behalf the Credit Support Obligation was given, on the one hand, and a beneficiary of a Credit Support Obligation, on the other, shall not affect the Parent's obligation to promptly indemnify the Majority
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             Owned  Subsidiary   or  its   wholly-owned  subsidiary,   as
             applicable, hereunder.

        4. Upon the request of a Majority Owned Subsidiary, the Parent may make loans and advances to the Majority Owned Subsidiary or its wholly-owned subsidiarie s on a short-term, revolving credit basis, from time to time in such amounts as mutually determined by the Parent and the Majority Owned Subsidiary. The aggregate principal amount of such loans and advances shall be reflected on the books and records of the Majority Owned Subsidiary (or wholly-owned subsidiary, as applicable) and the Parent. All such loans and advances shall be on an unsecured basis unless specifically provided otherwise in loan documents executed at that time. The Majority Owned Subsidiary or its wholly-owned subsidiaries, as applicable, shall pay interest on the aggregate unpaid principal amount of such loans from time to time outstanding at a rate ("Interest Rate") equal to the rate of the Commercial Paper Composite Rate for 90-day maturities as reported by Merrill Lynch Capital Markets, as an average of the last five business days of such Majority Owned Subsidiary's latest fiscal quarter then ended, plus twenty-five (25) basis points. The Interest Rate shall be adjusted on the first business day of each fiscal quarter of such Majority Owned Subsidiary pursuant to the Interest Rate formula contained in the preceding sentence and shall be in effect for the entirety of such fiscal quarter. Interest shall be computed
             on  a 360-day  basis.    The  aggregate  principal  amount
             outstanding and accrued interest thereon shall be payable on demand. The principal and accrued interest may be paid by
             the  Majority  Owned  Subsidiaries  or  their   wholly-owned
             subsidiaries, as applicable,  at any  time or  from time  to
             time, in whole or in part, without premium or penalty.   All
             payments shall be applied first to accrued interest and then
             to principal.   Principal and interest  shall be payable  in
             lawful money of the United States of America, in immediately available funds, at the principal office of the Parent or at such other place as the Parent may designate from time to
             time in  writing  to the  Majority  Owned Subsidiary.    The
             unpaid principal amount of any such borrowings, and accrued interest thereon, shall become immediately due and payable, without demand, upon the failure of the Majority Owned Subsidiary or its wholly-owned subsidiary, as applicable, to pay its debts as they become due, the insolvency of the Majority Owned Subsidiary or its wholly-owned subsidiary, as applicable, the filing by or against the Majority Owned Subsidiary or its wholly-owned subsidiary, as applicable, of any petition under the U.S. Bankruptcy Code (or the filing of any similar petition under the insolvency law of any
             jurisdiction),  or  the   making  by   the  Majority   Owned
             Subsidiary or its wholly-owned subsidiary, as applicable, of an assignment or trust mortgage for the benefit of creditors or the appointment of a receiver, custodian or similar agent with respect to, or the taking by any such person of
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             possession of, any property of the Majority Owned Subsidiary or its wholly-owned subsidiary, as applicable . In case any payments of principal and interest shall not be paid when
             due, the  Majority  Owned  Subsidiary   or its  wholly-owned
             subsidiary, as applicable, further promises to pay all cost of collection, including reasonable attorneys' fees.

        5. If the Parent makes a loan or provides other credit ("Credit Extension") to a Second Tier Majority Owned Subsidiary , the First Tier Majority Owned Subsidiary that owns the majority of the stock of such Second Tier Majority Owned Subsidiary hereby guarantees the Second Tier Majority Owned Subsidiary's obligations to the Parent thereunder. Such guaranty shall be enforced only after the Parent, in its reasonable judgment, determines that the Second Tier Majority Owned Subsidiary is unable to fully perform its obligations under the Credit Extension. If the Parent provides Credit Extension to a wholly-owned subsidiary of a Second Tier Majority Owned Subsidiary, the Second Tier Majority Owned Subsidiary hereby guarantees it wholly-owned subsidiary's obligations to the Parent thereunder and the First Tier Majority Owned Subsidiary that owns the majority of the stock of such Second Tier Majority Owned Subsidiary hereby guarantees the Second Tier Majority Owned Subsidiary's obligations to the Parent hereunder. Such guaranty by the First Tier Majority Owned Subsidiary shall be enforced only after the Parent, in its reasonable judgment, determines that the Second Tier Majority Owned Subsidiary is unable to fully perform its guaranty obligation hereunder.

        6. All payments required to be made by a Majority Owned Subsidiary or its wholly-owned subsidiaries, as applicable, shall be made within two days after receipt of notice from the Parent. All payments required to be made by the Parent shall be made within two days after receipt of notice from the Majority Owned Subsidiary.

        7.   This  Agreement  shall  be  governed  by  and  construed  in
             accordance  with   the   laws   of   the   Commonwealth   of
             Massachusetts applicable  to  contracts made  and  performed therein.
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             IN WITNESS WHEREOF, the  parties have caused this  Agreement to be executed by their duly authorized officers as of the date first above written.


                                      THERMO ELECTRON CORPORATION


                                      By:  /s/John N. Hatsopoulos
                                           ------------------------------

                                      Title:    President


                                      THERMO VISION CORPORATION


                                      By:  /s/Kristine Stotz Langdon
                                           ------------------------------

                                      Title:    President